UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2007
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

At a meeting on May 21, 2007, the Audit/Finance Committee of the Board of Directors of Itron, Inc. (Itron) selected Ernst & Young LLP (E&Y) to replace Deloitte & Touche LLP (Deloitte) as Itron’s independent registered public accounting firm.  Deloitte was informed of this decision on May 21, 2007.   The selection of E&Y was subject to E&Y’s acceptance of the position.

As a result of Itron’s acquisition of Actaris Metering Systems (Actaris) on April 18, 2007, the Audit/Finance Committee undertook a review of both Deloitte and E&Y as Itron’s independent accountants. E&Y served as Actaris’ independent accountants since Actaris’ formation in 2001. E&Y notified Itron of its acceptance of the position as Itron’s registered public accounting firm on May 24, 2007.

The audit reports of Deloitte on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report included an explanatory paragraph regarding Itron’s adoption of Statement of Financial Accounting Standards No. 123(R) in 2006.

During the years ended December 31, 2006 and 2005, and in the subsequent interim period through May 21, 2007, there were: (i) no disagreements between Itron and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and; (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Itron has provided Deloitte with a copy of the disclosures contained herein and requested that Deloitte furnish a letter addressed to the SEC stating whether or not Deloitte agrees with the statements contained herein.  Deloitte has provided such letter, a copy of which is attached as Exhibit 16.1 hereto.

During the years ended December 31, 2006 and 2005 and in the subsequent interim period through May 21, 2007, Itron did not consult with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Itron’s financial statements, and neither was a written report nor oral advice provided to Itron that E&Y concluded was an important factor considered by Itron in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as that term is defined in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter re: change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 24, 2007	ITRON, INC. By: /s/ Steven M. Helmbrecht
Steven M. Helmbrecht Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter re: change in certifying accountant